Exhibit 21.1

CORPORATE PROPERTY ASSOCIATES 17 – GLOBAL INCORPORATED

LIST OF REGISTRANT SUBSIDIARIES

		State or Country of
Name of Subsidiary	Ownership	Incorporation
601 Jefferson Manager (De) LLC	100%	Delaware
601 Jefferson Tower (TX) LLC	100%	Delaware
620 Eighth (NY) BOC-17 LLC	100%	Delaware
620 Eighth GP NYT (NY) LLC	100%	Delaware
620 Eighth Lender NYT (NY) Limited Partnership	55%	Delaware
620 Eighth NYT (NY) Limited Partnership	55%	Delaware
Agro LDCII d.o.o.	100%	Croatia
Agro Zagreb 17-13 B.V.	100%	The Netherlands
AIRLIQ (TX) LLC	100%	Delaware
Airliq II (IL) LLC	100%	Delaware
Alamo WPC Storage (TX) LLC	100%	Delaware
American GL Cathedral Storage 17 (CA) LLC	100%	Delaware
American GL Pearl Storage 17 (HI) LLC	100%	Delaware
American JH Storage 17 (Multi) LLC	100%	Delaware
American Subsequent Storage 17 (Multi) LLC	100%	Delaware
American WPC Storage (Multi) LLC	100%	Delaware
Ang (Multi) LLC	100%	Delaware
Ang II (Multi) LLC	100%	Delaware
Ang III (Multi) LLC	100%	Delaware
Araxos Sp. Z.o.o.	100%	Poland
Asia FT 1 LLC	100%	Delaware
Bak Central Storage 17 (CA) LLC	100%	Delaware
Bak North Storage 17 (CA) LLC	100%	Delaware
Bak South Storage 17 (CA) LLC	100%	Delaware
Basque 17-11 B.V.	100%	Netherlands
Bear T (OH) LLC	100%	Delaware
Beaumont Storage 17 (CA) LLC	100%	Delaware
BG Cold (GA) LLC	100%	Delaware
BG Ground Terminal (CA) LLC	100%	Delaware
BG Terminal (CA) LLC	100%	Delaware
BG Terminal Investor (CA) LLC	100%	Delaware
Bohr Bolt (OH) LLC	100%	Delaware
Bohr Bolt II (OH) LLC	100%	Delaware
Borrego Storage 17 (CA) LLC	100%	Delaware
Bplast 17 Member (DE) LLC	100%	Delaware
Bplast Expansion Landlord (IN) LLC	100%	Delaware
Bplast Expansion Member (IN) 17 LLC	100%	Delaware
Bplast Landlord (DE) LLC	50%	Delaware
Bplast Two Landlord (IN) LLC	50%	Delaware
Bplast Two Member (IN) 17 LLC	100%	Delaware
Breof BNK3A Independence LP	100%	Delaware
Breof BNK3A Memorial LP	100%	Delaware
Cantina 17 Landlord (IL) LLC	100%	Delaware
Cantina 17 Manager (IL) LLC	100%	Delaware
Carey 17 Harmon LLC	100%	Delaware

LIST OF REGISTRANT SUBSIDIARIES (Continued)

		State or Country of
Name of Subsidiary	Ownership	Incorporation
Carey 17 ORL (LLC)	100%	Delaware
Carey 17 Wlgrn LLC	100%	Delaware
Cherry Valley Storage 17 (IL) LLC	100%	Delaware
CLA (MO) LLC	100%	Delaware
Conduit B.V.	100%	Netherlands
CP GAL Plainfield, LLC	45%	Delaware
CPA 17 Asia Holdings LLC	100%	Delaware
CPA 17 International Holding and Financing LLC	100%	Delaware
CPA 17 Pan-European Holding Cooperatif UA	100%	Netherlands
CPA 17 SB1 Lender LLC	100%	Delaware
CPA 17 SB2 Lender LLC	100%	Delaware
CPA 17 SBOP JV Member LLC	100%	Delaware
CPA 17 SBPROP JV Member LLC	100%	Delaware
CPA:17 Limited Partnership	100%	Delaware
CPA:17 Paying Agent LLC	100%	Delaware
CQ Landlord (MI) LLC	100%	Delaware
CQ Landlord (Multi) LLC	100%	Delaware
CQ Mezz Manager (Multi) LLC	100%	Delaware
Croatia 4 Holdings 17-22 B.V.	100%	Netherlands
CU-SOL (VA) LLC	100%	Delaware
Dragon Godo Kaisha	100%	Japan
Drill GmbH & Co. KG	33%	Germany
East Peoria Storage 17 (IL) LLC	100%	Delaware
ED Landlord (GA) LLC	100%	Delaware
Ed Landlord Four	100%	Delaware
Ed Landlord Two	100%	Delaware
Eros 17-10 B.V.	100%	Netherlands
Eros II Basque 17-15 B.V.	100%	The Netherlands
Eros II Spain 17-16 B.V.	30%	The Netherlands
Fayetteville Storage 17 (NC) LLC	100%	Delaware
FIS (MI) LLC	100%	Delaware
Flagland Spain, S.L.	100%	Spain
Flan 1 (IL) LLC	100%	Delaware
Flan 4 (Multi) LLC	100%	Delaware
Flan Hud (NY) LLC	100%	Delaware
Flex (NE) LLC	100%	Delaware
Flex Member (NE) LLC	100%	Delaware
Forest Hills Storage 17 (IL) LLC	100%	Delaware
Foxborough Storage 17 (CA) LLC	100%	Delaware
FRO Man Member 17 (NC) LLC	100%	Delaware
FRO Spin (NC) LLC	60%	Delaware
Fuel Invest 17-23 BV	100%	Netherlands
Further Agro Adriatic 17-17 B.V.	100%	Netherlands
Goldyard S.L.	30%	Spain
Gorzow Beaver 17-3 BV	100%	Netherlands
Granite Landlord (GA) LLC	100%	Delaware
Health Landlord (MN) LLC	100%	Delaware

LIST OF REGISTRANT SUBSIDIARIES (Continued)

		State or Country of
Name of Subsidiary	Ownership	Incorporation
Hesperia Storage 17 (CA) LLC	100%	Delaware
HF Landlord (SC) LLC	100%	Delaware
HF Member (SC) LLC	100%	Delaware
HF Two Landlord (SC) LLC	100%	Delaware
Hillsboro Hotel Landlord LLC	100%	Delaware
Hillsboro Hotel Operator TRS, Inc.	100%	Delaware
HLWG B Note Purchaser (DE) LLC	33%	Delaware
Icall BTS (VA) LLC	100%	Delaware
ID Center (FL) LLC	100%	Delaware
ID Wheel (FL) LLC	100%	Delaware
Industrial Center 7 Sp. Zoo	100%	Poland
INGESCORP 2008, Sociedad Limitada	100%	Spain
JPTampa (FL) LLC	100%	Delaware
JPTampa Management (FL) LLC	100%	Delaware
KRO (IL) LLC	100%	Delaware
Lake Street Storage 17 (HI) LLC	100%	Delaware
Laurken (IL) LLC	100%	Delaware
Loznica D.o.o	100%	Croatia
LT Fit (AZ-MD) LLC	100%	Delaware
M DUE	100%	Italy
Madde Investment Sp.z.o.o.	100%	Poland
Merge (WI) LLC	100%	Delaware
Metro Italy 17-21 B.V.	100%	Netherlands
Mill Storage 17 (CA) LLC	100%	Delaware
Morisek Hoffman (IL) LLC	100%	Delaware
MSTEEL (IL) LLC	100%	Delaware
Northwest Storage 17 (IL) LLC	100%	Delaware
Odessa Storage 17 (TX) LLC	100%	Delaware
ORL 17-LB (FL) LLC	100%	Delaware
Pend (WI) LLC	100%	Delaware
Peoria Storage 17 (IL) LLC	100%	Delaware
PILLS 17-12 B.V.	100%	Netherlands
Pole Landlord (LA-TX) LLC	100%	Delaware
RRD (IL) LLC	100%	Delaware
SAB (IA) LLC	100%	Delaware
Shelborne Operating Associates LLC	33%	Delaware
Shelborne Property Associates LLC	33%	Delaware
Sopot Adriatic d.o.o.	100%	Croatia
Southeast Storage 17 (Multi) LLC	100%	Delaware
SP Label (TN) LLC	100%	Delaware
Stocksanden SL	100%	Spain
Stor-Move UH 14 Business Trust	100%	Massachusetts
Sunpro (KY) LLC	100%	Delaware
Tampa Storage 17 (FL) LLC	100%	Delaware
TDG Cold 17-14 B.V.	100%	The Netherlands
Tech (GER) 17-1 BV	100%	Netherlands
Tech Landlord (GER) LLC	70%	Delaware

LIST OF REGISTRANT SUBSIDIARIES (Continued)

		State or Country of
Name of Subsidiary	Ownership	Incorporation
Tele Madrid 17-18 BV	100%	Netherlands
Townline Storage 17 (IL) LLC	100%	Delaware
TSO-Hungary KFT	49%	Hungary
USO Landlord (TX) LLC	100%	Delaware
Wanbi Investor LLC	100%	Delaware
WGN (GER) LLC	67%	Delaware
Wheeler Dealer 17 Multi, LLC	100%	Delaware
Wlgrn (NV) LLC	100%	Delaware
WPC 17-19 BV	100%	Netherlands
WPC 17-20 BV	100%	Netherlands
WPC 17-24 B.V.	100%	Netherlands
WPC 17-9 BV	100%	Netherlands
Zakup Agro 4 d.o.o.	100%	Croatia